UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-05833

T. Rowe Price Institutional International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

Item 1. Report to Shareholders

Institutional Global Value Equity Fund	October 31, 2014

Highlights
  Global stocks recorded modest overall gains in U.S. dollar terms during the 12 months ended October 31, 2014.

  The Institutional Global Value Equity Fund returned 2.72% and 12.15% for the 6- and 12-month reporting periods, respectively, and outpaced the MSCI World Index and its Lipper peer group average over both periods.

  We are cautious about the U.S. market due to above-average valuations, but we are only modestly underweight given the size of the market and the concentration of our exposure. Equity valuations in Europe, Japan, and several emerging markets are more appealing, and we are overweight these categories.

  Our investment process is built upon the fundamental research of our firm’s global team of analysts, which helps us to identify undervalued companies with good prospects for appreciation. We believe this gives us a competitive advantage and should help us deliver strong returns for clients over the coming years.

The views and opinions in this report were current as of October 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Institutional Global Value Equity Fund

Dear Investor

Global stocks recorded modest overall gains in U.S. dollar terms during the 12 months ended October 31, 2014, but results varied widely among countries and regions. The U.S. accounted for the lion’s share of positive results as the economic recovery continued to grind ahead even as the Federal Reserve ended its asset purchase program and prepared to begin raising interest rates in 2015. Nascent recoveries in Europe and Japan appeared to lose steam in the latter half of our reporting period, while emerging markets generated mixed results. The U.S. dollar strengthened against many developed and emerging markets currencies, which eroded returns for U.S. investors.

As shown in the Performance Comparison table, the Institutional Global Value Equity Fund returned 2.72% and 12.15% for the 6- and 12-month periods ended October 31, 2014, respectively. The fund edged out the MSCI World Index for the six-month period and outperformed by a wider margin for the fiscal year. The fund comfortably outpaced its Lipper peer group average over both periods. Our information technology and health care shares climbed more than 25% for the 12-month period. Utilities, consumer staples, financials, materials, and industrials and business services saw smaller double-digit gains. Consumer discretionary was modestly positive, and our energy shares declined. Stock selection was particularly beneficial to results versus the MSCI benchmark, and sector weightings were also helpful. We enjoyed strong relative results from our exposure to the U.S. and developed Europe, while Japan, Canada, and the emerging Europe, Middle East, and Africa (EMEA) region weighed on relative performance.

Market Environment

U.S. stocks significantly outpaced equities in other regions for the 12-month reporting period, with the large-cap Standard & Poor’s 500 Index returning more than 17%. Stocks rallied in response to the Federal Reserve’s mid-December 2013 announcement that it would start to taper its bond purchases in $10 billion monthly increments beginning in January 2014, a more gradual pace than investors had expected. Data released over the course of the reporting period showed a fairly steady improvement in the U.S. labor market and economic growth. U.S. stocks reached new highs in mid-September before dropping again amid a sudden uptick in market volatility. By October 2014, the unemployment rate had dropped to 5.8%, and the economy expanded at a 3.5% annual rate in the third quarter of 2014. The Fed ended its quantitative easing program in October, and investors continued to expect an initial rate increase from the central bank in mid-2015.

Stocks in developed European markets fell slightly for the 12-month period and underperformed U.S. shares. The European Central Bank (ECB) cut interest rates toward the end of 2013, contributing to a market rally that extended into the early months of 2014. However, investors increasingly became concerned about stagnant economic growth as 2014 progressed, which led to a sharp downturn in European equities in the latter half of our reporting period. In an effort to stimulate the region’s economy, the ECB reduced its benchmark lending rate again in June and September and announced that it would start to buy asset-backed securities and certain types of secured debt. The ECB stopped short of announcing full-scale quantitative easing but may be compelled to do so if economic growth continues to stagnate and inflation remains low.

Stocks in Japan also fell modestly for the fund’s annual reporting period. Economic growth was strong in the first half of the year, as a series of fiscal and monetary stimulus measures enacted by Prime Minister Shinzo Abe helped to spur economic growth. Consumers contributed to the rally as they increased their spending prior to an April 1 sales tax increase. Growth faltered after the tax increase, however, as consumers and businesses cut back on spending, and manufacturing activity slowed due to declining sales and a buildup of inventories. While the tax hike has curbed import demand somewhat, export growth remains lackluster despite a significant drop in the yen versus the U.S. dollar over the past year.

Emerging markets stocks managed a slight overall gain, but returns varied across countries and regions. Shares in India surged higher, propelled by the election of Narendra Modi’s probusiness government, which introduced a number of measures to strengthen and stimulate the economy and fight widespread corruption. Stocks in China fared reasonably well after the economy appeared to stabilize in the wake of targeted stimulus measures early this year to stem a sharper-than-expected economic slowdown. Latin American markets generated mixed results, with Mexico gaining and Brazil and Chile falling. Shares in the emerging EMEA region tumbled due to heightened geopolitical tensions in Ukraine and key parts of the Middle East.

Portfolio Strategy and Review

We believe that the generation of free cash flow drives stock price performance, and the relationship with economic growth is tenuous. Cash generation and cash allocation are the key components of value, in our view. Because we manage a relatively focused portfolio, we keep a close eye on risk, seeking to protect against losses by remaining disciplined from a valuation perspective. We believe that the market can be myopic and that time is the friend of the patient investor; that the market often misprices stocks involved in controversy and that fundamental research helps us to identify such opportunities; and that investors tend to undervalue cash flow generation and overvalue excitement.

Our investment style attempts to discern whether expectations as priced by the market are correct. Our ideal stock is a best-in-class company with durable competitive advantages and strong cash generation that is out of favor for temporary reasons. We are constantly looking for attractive risk/reward opportunities. Since these opportunities are relatively infrequent, we are willing to embrace the entire spectrum of value ideas, including lower-quality companies that can offer very high returns if our thesis plays out as expected.

We seek stocks where the market (i) undervalues the company’s cash generation, (ii) fails to look beyond short-term cyclical challenges, or (iii) undervalues an asset due to temporary problems. Embracing controversy, being contrarian is at the heart of what we do. We intend to produce a well-diversified portfolio of risk-adjusted holdings while also maintaining a long-term orientation to allow us to fully exploit any valuation anomalies.

The fund’s information technology stocks generated double-digit gains and were the fund’s best absolute performers over the 12-month period. Stock selection helped results versus the MSCI World Index, but an underweight allocation detracted modestly. Semiconductor shares, including Micron Technology, Avago Technologies, and NXP Semiconductors were among the fund’s top contributors as improving global demand for faster, more energy-efficient chips boosted the industry. We eliminated some of our semiconductor positions on strength and initiated positions in stocks with more attractive risk/reward profiles. These purchases included hardware and business process improvement provider Xerox, market-leading disk drive manufacturer Western Digital, and Ricoh, one of the world’s largest office equipment makers. We eliminated our position in Cisco Systems and purchased shares of semiconductor company Applied Materials, which we believe has superior management and better growth opportunities. Overall, we believe that many of the cyclical growth opportunities in information technology have been played out, but we still like a number of names for their ability to generate cash. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Our health care stocks also posted strong gains over the past six months as investors favored more defensive, higher-yielding equities. Stock selection and an overweight allocation boosted performance versus the MSCI World Index. Pharmaceutical firms were particularly strong, led by Merck, Novartis, and AstraZeneca. Pfizer and GlaxoSmithKline bucked the positive trend among pharmaceutical stocks and weighed on results. Pfizer struggled in the wake of its bid to buy AstraZeneca, which was partly a failed attempt at a “tax inversion” strategy, while GlaxoSmithKline fell amid concerns about management’s execution. We eliminated our shares in Glaxo due to those execution concerns and as part of our larger rotation out of the health care sector, where valuations for many stocks are nearing our expectations.

Our consumer discretionary shares eked out a modest gain for the reporting period. However, stock selection detracted from performance versus our benchmark. Our automobile stocks weighed heavily on performance amid sluggish global sales growth, and we eliminated positions in Nissan Motor, BMW, and Toyota Motor. We established positions in Asatsu and Sony. Asatsu is Japan’s third-largest advertising agency and was selling at an attractive valuation, which is particularly compelling if the Japanese economy returns to growth. Sony has been beaten down recently due to stiff competition and concerns about its stable of slower-growth businesses. However, we believe that the company will benefit from a new management team that is committed to restructuring lower-profit legacy businesses and focusing on areas with higher growth potential. We remain significantly underweight the consumer discretionary sector due to our belief that consumer spending will remain somewhat sluggish until the global economy recovers some positive momentum.

The fund’s energy shares struggled as falling global oil prices and tepid demand expectations punished the sector. Stock selection detracted from results versus the benchmark. Our holdings are concentrated in the oil, gas, and consumable fuels sector, with a smaller allocation to equipment and services. OW Bunker, BP, Chesapeake Energy, and Eni were especially weak performers, and we eliminated our positions in these stocks as we do not foresee a significant upturn in energy prices in the near future.

Investment Outlook

The U.S. economy has proven resilient in light of slowing economies overseas and should grow modestly, supported by decent job growth and better private sector demand. Inflation remains below the Federal Reserve’s 2% target, with some evidence that wage inflation has begun to trend modestly higher from a very low base. Fed policy remains broadly accommodative even as it contemplates the timing and pace of interest rate normalization, now expected to begin in mid- to late 2015. We are cautious about the U.S. market due to above-average valuations, but we are only modestly underweight given the size of the market and the concentration of our exposure.

In Europe, persistently low inflation coupled with leading economic indicators that suggest softer growth in the coming months could prompt the ECB to take more aggressive stimulus actions, perhaps including outright quantitative easing. Corporate earnings have generally disappointed in 2014, but negative earnings revisions have slowed of late, and the recent earnings season was better than expected. Equity valuations in Europe are appealing if the region’s economy starts growing and earnings normalize, and we are overweight the region. However, we are mindful that additional monetary stimulus from the ECB could further weaken the euro and eat into returns for U.S. dollar-based investors.

In Japan, a consumption tax increase in early 2014 appeared to derail the growth trajectory achieved by 2013’s fiscal and monetary stimulus measures. The long-term sustainability of Japan’s recovery depends on the passage of key structural reforms, and any recovery likely will take many years and feature bouts of volatility. There is encouraging evidence of a shift in Japan’s corporate culture as more companies transform business practices and improve governance standards, emphasizing shareholder-friendly policies that include dividend payments and share repurchases. We are modestly overweight Japan given current equity valuations that are well below pre-crisis levels, which should continue to provide medium-term support. Profit margins have significant room to expand if the global economy recovers.

Emerging markets economies and fiscal positions continue to diverge. Slowing growth in China and Brazil has hurt global trade and punished commodities, while other developing countries are showing signs of improvement in current accounts and currencies. While significant divergence exists across developing countries in terms of economic growth, inflation, and fiscal positions, many export-oriented companies should benefit from stronger U.S. growth. Near-term risks include a worse-than-expected slowdown in China or a crisis in its financial system, a sharp rise in U.S. rates as the Fed normalizes its rate policy, and geopolitical turmoil. Overall, emerging markets equity valuations are well below historical averages and appear favorable versus developed markets.

We are also mindful of the risks posed by the massive expansion of government and central bank balance sheets resulting from fiscal and monetary stimulus measures in the years since the global financial crisis, particularly in developed markets. Unless policymakers take effective measures to address the extraordinary levels of debt accrued over the past few years, they will have less room to maneuver during the next economic downturn. In addition, uncertainty over the direction and impact of tax and regulatory policies in many countries is weighing on business investment. On the other hand, we note that this uncertainty also serves to increase the entry barriers in many businesses, which is a positive for existing companies.

Our investment process is built upon fundamental research led by a global team of analysts and other investment professionals. They help us to identify undervalued companies with good prospects for appreciation. We believe this gives us a competitive advantage and should help us deliver strong returns for our clients over the coming years.

Thank you for your confidence and for investing with T. Rowe Price.

Respectfully submitted,

Sebastien Mallet
Chairman of the fund’s Investment Advisory Committee

November 19, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of International Investing

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Lipper averages: The averages of available mutual fund performance returns for specified periods in categories defined by Lipper Inc.

MSCI World Index: A capitalization-weighted index of stocks from developed and emerging markets worldwide.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

Performance and Expenses
T. Rowe Price Institutional Global Value Equity Fund

Growth of $1 Million

This chart shows the value of a hypothetical $1 million investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and actual expenses. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Institutional Global Value Equity Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Institutional Global Value Equity Fund
October 31, 2014

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended October 31, 2014. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 10/31/14	Value 10/31/13
T. Rowe Price Reserve Investment Fund, 0.05%	¤	¤	$ –	$ 385	$ 110
Totals			$ –	$ 385	$ 110

¤Purchase and sale information not shown for cash management funds.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 385
Dividend income	-
Interest income	-
Investment income	$ -
Realized gain (loss) on securities	$ -
Capital gain distributions from mutual funds	$ -

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Global Value Equity Fund
October 31, 2014
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $8,376)	$	9,992
Receivable for investment securities sold		113
Cash		25
Dividends receivable		13
Unrealized gain on forward currency exchange contracts		5
Foreign currency (cost $3)		3
Due from affiliates		15
Other assets		128
Total assets		10,294
Liabilities		
Payable for investment securities purchased		110
Due to affiliates		12
Unrealized loss on forward currency exchange contracts		9
Other liabilities		107
Total liabilities		238
NET ASSETS	**$**	**10,056**
Net Assets Consist of:		
Undistributed net investment income	$	119
Accumulated undistributed net realized gain		1,313
Net unrealized gain		1,612
Paid-in capital applicable to 700,917 shares of $0.01 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		7,012
NET ASSETS	**$**	**10,056**
NET ASSET VALUE PER SHARE	**$**	**14.35**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Global Value Equity Fund
($000s)

Year Ended 10/31/14
Investment Income (Loss)	
Dividend income	$ 215
Expenses	
Investment management	64
Prospectus and shareholder reports	7
Custody and accounting	173
Registration	17
Legal and audit	29
Miscellaneous	12
Reductions of fees and expenses	
Investment management fees waived	(64)
Expenses reimbursed by manager	(164)
Total expenses	74
Net investment income	141
Realized and Unrealized Gain / Loss	
Net realized gain (loss)	
Securities	1,293
Foreign currency transactions	31
Net realized gain	1,324
Change in net unrealized gain / loss	
Securities	(353)
Other assets and liabilities denominated in foreign currencies	(5)
Change in net unrealized gain / loss	(358)
Net realized and unrealized gain / loss	966
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 1,107**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Global Value Equity Fund
($000s)

Year Ended 10/31/14	10/31/13
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 141	$ 149
Net realized gain	1,324	583
Change in net unrealized gain / loss	(358)	1,486
Increase in net assets from operations	1,107	2,218
Distributions to shareholders		
Net investment income	(133)	(70)
Net realized gain	(595)	(35)
Decrease in net assets from distributions	(728)	(105)
Capital share transactions*		
Shares sold	13	–
Net Assets		
Increase during period	392	2,113
Beginning of period	9,664	7,551
End of period	**$ 10,056**	**$ 9,664**
Undistributed net investment income	119	111
*Share information		
Shares sold	1	–

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Global Value Equity Fund
October 31, 2014

T. Rowe Price Institutional International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Global Value Equity Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on July 26, 2012. The fund seeks long-term capital appreciation.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Forward currency exchange contracts are valued using the prevailing forward exchange rate and are categorized in Level 2 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on October 31, 2014:

($000s)	Level 1	Level 2	Level 3	Total Value
	Quoted Prices	Significant Observable Inputs	Significant Unobservable Inputs	
Assets				
Investments in Securities, except:	$ 5,867	$ —	$ —	$ 5,867
Australia	—	71	—	71
Brazil	—	60	—	60
Canada	—	187	—	187
Denmark	—	84	—	84
France	—	165	—	165
Hong Kong	—	102	—	102
Italy	—	172	—	172
Japan	—	918	—	918
Netherlands	—	172	—	172
Russia	—	39	—	39
Spain	—	262	—	262
Switzerland	—	327	—	327
Taiwan	—	99	—	99
Turkey	—	61	—	61
United Kingdom	—	1,406	—	1,406
Total Securities	5,867	4,125	—	9,992
Forward Currency Exchange Contracts	—	5	—	5
Total	$ 5,867	$ 4,130	$ —	$ 9,997
Liabilities				
Forward Currency Exchange Contracts	$ —	$ 9	$ —	$ 9

There were no material transfers between Levels 1 and 2 during the year ended October 31, 2014.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended October 31, 2014, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral.

As of October 31, 2014, the fund held foreign exchange derivatives with a fair value of $5,000, included in Unrealized gain on forward currency exchange contracts, and $9,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended October 31, 2014, the fund recognized $27,000 of realized gain on Foreign Currency Transactions and a $(5,000) change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in derivatives, such as bilateral swaps, forward currency exchange contracts, or OTC options, that are transacted and settle directly with a counterparty (bilateral derivatives), and thereby expose the fund to counterparty risk. To mitigate this risk, the fund has entered into master netting arrangements (MNAs) with certain counterparties that permit net settlement under specified conditions and, for certain counterparties, also provide collateral agreements. MNAs may be in the form of International Swaps and Derivatives Association master agreements (ISDAs) or foreign exchange letter agreements (FX letters).

MNAs govern the ability to offset amounts the fund owes a counterparty against amounts the counterparty owes the fund (net settlement). Both ISDAs and FX letters generally allow net settlement in the event of contract termination and permit termination by either party prior to maturity upon the occurrence of certain stated events, such as failure to pay or bankruptcy. In addition, ISDAs specify other events, the occurrence of which would allow one of the parties to terminate. For example, a downgrade in credit rating of a counterparty would allow the fund to terminate while a decline in the fund’s net assets of more than a certain percentage would allow the counterparty to terminate. Upon termination, all bilateral derivatives with that counterparty would be liquidated and a net amount settled. ISDAs typically include collateral agreements whereas FX letters do not. Collateral requirements are determined based on the net aggregate unrealized gain or loss on all bilateral derivatives with each counterparty, subject to minimum transfer amounts that typically range from $100,000 to $250,000. Any additional collateral required due to changes in security values is transferred the next business day.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. For bilateral derivatives, collateral posted or received by the fund is held in a segregated account by the fund’s custodian. As of October 31, 2014, no collateral was pledged by either the fund or counterparties for bilateral derivatives.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended October 31, 2014, the volume of the fund’s activity in forwards, based on underlying notional amounts, was generally between 0% and 5% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $8,467,000 and $9,264,000, respectively, for the year ended October 31, 2014.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions during the years ended October 31, 2014 and October 31, 2013, were characterized for tax purposes as follows:

At October 31, 2014, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). Price Associates has entered into a subadvisory agreement(s) with one or more of its wholly owned subsidiaries, to provide investment advisory services to the fund. The investment management agreement between the fund and Price Associates provides for an annual investment management fee equal to 0.65% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through February 29, 2016. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.75%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $64,000 were waived and expenses in the amount of $164,000 were reimbursed by Price Associates during the year ended October 31, 2014. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $575,000 remain subject to repayment by the fund at October 31, 2014.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the year ended October 31, 2014, expenses incurred pursuant to these service agreements were $144,000 for Price Associates and less than $1,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2014, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 100% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Institutional International Funds, Inc. and
Shareholders of T. Rowe Price Institutional Global Value Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Institutional Global Value Equity Fund (one of the portfolios comprising T. Rowe Price Institutional International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2014, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, and confirmation of the underlying fund by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 16, 2014

Tax Information (Unaudited) for the Tax Year Ended 10/31/14

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $427,000 from short-term capital gains.

  $168,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $214,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $80,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

William R. Brody (1944) 2009 [163]

President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, BioMed Realty Trust (2013 to present); Director, Novartis, Inc. (2009 to present); Director, IBM (2007 to present)

Anthony W. Deering (1945) 1991 [163]	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Brixmor Real Estate Investment Trust (2012 to present); Director and Advisory Board Member, Deutsche Bank North America (2004 to present); Director, Under Armour (2008 to present); Director, Vornado Real Estate Investment Trust (2004 to 2012)

Donald W. Dick, Jr. (1943) 1989 [163]	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)

Bruce W. Duncan (1951) 2013 [163]	President, Chief Executive Officer, and Director, First Industrial Realty Trust, owner and operator of industrial properties (2009 to present); Chairman of the Board (2005 to present), Interim Chief Executive Officer (2007), and Director (1999 to present), Starwood Hotels & Resorts, a hotel and leisure company

Robert J. Gerrard, Jr. (1952) 2012 [163]	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997 to present); Chairman of Compensation Committee and Director, Syniverse Holdings, Inc. (2008 to 2011)

Karen N. Horn (1943) 2003 [163]	Limited Partner and Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present); Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director, Norfolk Southern (2008 to present)

Paul F. McBride (1956) 2013 [163]	Former Company Officer and Senior Vice President, Human Resources and Corporate Initiatives, Black & Decker Corporation (2004 to 2010)

Cecilia E. Rouse, Ph.D. (1963) 2012 [163]

Dean, Woodrow Wilson School (2012 to present); Professor and Researcher, Princeton University (1992 to present); Director, MDRC, a nonprofit education and social policy research organization (2011 to present); Member, National Academy of Education (2010 to present); Research Associate, National Bureau of Economic Research’s Labor Studies Program (2011 to present); Member, President’s Council of Economic Advisors (2009 to 2011); Chair of Committee on the Status of Minority Groups in the Economic Profession, American Economic Association (2012 to present)

John G. Schreiber (1946) 2001 [163]

Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present); Director, General Growth Properties, Inc. (2010 to 2013); Director, BXMT (formerly Capital Trust, Inc.), a real estate investment company (2012 to present); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director, Hilton Worldwide (2013 to present)

Mark R. Tercek (1957) 2009 [163]	President and Chief Executive Officer, The Nature Conservancy (2008 to present)

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of
T. Rowe Price Portfolios Overseen]	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies During the Past Five Years

Edward C. Bernard (1956) 2006 [163]	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price Services, Inc.; Chairman of the Board, Chief Executive Officer, and Director, T. Rowe Price International; Chairman of the Board, Chief Executive Officer, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC (1955) 2006 [109]

Chief Investment Officer, Director, and Vice President, T. Rowe Price; Chairman of the Board, Chief Investment Officer, Director, and Vice President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Institutional International Funds	Principal Occupation(s)

Ulle Adamson, CFA (1979) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Roy H. Adkins (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher D. Alderson (1962) President	Company’s Representative, Director, and Vice President, Price Hong Kong; Director and Vice President, T. Rowe Price International and Price Singapore; Vice President, T. Rowe Price Group, Inc.

Paulina Amieva (1981) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Malik S. Asif (1981) Vice President

Vice President, T. Rowe Price International; formerly student, The University of Chicago Booth School of Business (to 2012); Investment Consultant–Middle East and North Africa Investment Team, International Finance Corporation–The World Bank Group (to 2010)

Peter J. Bates, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Oliver D.M. Bell, IMC (1969) Executive Vice President

Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Head of Global Emerging Markets Research, Pictet Asset Management Ltd. (to 2011) and Portfolio Manager of Africa and Middle East portfolios and other emerging markets strategies, Pictet Asset Management Ltd. (to 2009)

R. Scott Berg, CFA (1972) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Peter I. Botoucharov (1965) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Director–EMEA Macroeconomic Research and Strategy (to 2012); Independent Financial Advisor, Global Source (to 2010)

Tala Boulos (1984) Vice President	Vice President, T. Rowe Price International; formerly Vice President, CEEMEA Corporate Credit Research, Deutsche Bank (to 2013)

Darrell N. Braman (1963) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Brian J. Brennan, CFA (1964) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Carolyn Hoi Che Chu (1974) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.; formerly Director, Bank of America Merrill Lynch and Cohead of credit and convertibles research team in Hong Kong (to 2010)

Archibald Ciganer Albeniz, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard N. Clattenburg, CFA (1979) Executive Vice President	Vice President, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Michael J. Conelius, CFA (1964) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Richard de los Reyes (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Michael Della Vedova (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Shawn T. Driscoll (1975) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Bridget A. Ebner (1970) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Mark J.T. Edwards (1957) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David J. Eiswert, CFA (1972) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International

Roger L. Fiery III, CPA (1959) Vice President	Vice President, Price Hong Kong, Price Singapore, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Mark S. Finn, CFA, CPA (1963) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961) Chief Compliance Officer	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President, T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966) Vice President	Vice President, T. Rowe Price and T. Rowe Price Trust Company

Paul D. Greene II (1978) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Benjamin Griffiths, CFA (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Richard L. Hall (1979) Vice President	Vice President, T. Rowe Price; formerly Financial Attaché, U.S. Department of Treasury, International Affairs Division (to 2012)

Gregory K. Hinkle, CPA (1958) Treasurer	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Stefan Hubrich, Ph.D., CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Arif Husain, CFA (1972) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Director/Head of UK and Euro Fixed Income, AllianceBernstein

Leigh Innes, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Randal S. Jenneke (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Senior Portfolio Manager, Australian Equities (to 2010)

Yoichiro Kai (1973) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Andrew J. Keirle (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Christopher J. Kushlis, CFA (1976) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Mark J. Lawrence (1970) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

David M. Lee, CFA (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Patricia B. Lippert (1953) Secretary	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment Services, Inc.

Christopher C. Loop, CFA (1966) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Anh Lu (1968) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Sebastien Mallet (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Daniel Martino, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Jonathan H.W. Matthews, CFA (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Raymond A. Mills, Ph.D., CFA (1960) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price International, and T. Rowe Price Trust Company

Sudhir Nanda, Ph.D., CFA (1959) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua Nelson (1977) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Sridhar Nishtala (1975) Vice President	Vice President, Price Singapore and T. Rowe Price Group, Inc.

Jason Nogueira, CFA (1974) Executive Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David Oestreicher (1967) Vice President

Director, Vice President, and Secretary, T. Rowe Price Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Services, Inc., and T. Rowe Price Trust Company; Chief Legal Officer, Vice President, and Secretary, T. Rowe Price Group, Inc.; Vice President and Secretary, T. Rowe Price and T. Rowe Price International; Vice President, Price Hong Kong and Price Singapore

Michael D. Oh, CFA (1974) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Kenneth A. Orchard (1975) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Vice President, Moody’s Investors Service (to 2010)

Seun A. Oyegunle, CFA (1984) Vice President

Employee, T. Rowe Price International; formerly student, The Wharton School, University of Pennsylvania (to 2013); Summer Investment Analyst, T. Rowe Price International (2012); Analyst, Asset & Resource Management Limited (to 2012); Analyst, Vetiva Capital Management Limited (to 2011)

Gonzalo Pángaro, CFA (1968) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Craig J. Pennington, CFA (1971) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International; formerly Global Energy Analyst, Insight Investment (to 2010)

Christopher J. Rothery (1963) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Federico Santilli, CFA (1974) Executive Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Sebastian Schrott (1977) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price Investment Services, Inc., and T. Rowe Price Services, Inc.

Robert W. Sharps, CFA, CPA (1971) Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

John C.A. Sherman (1969) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Robert W. Smith (1961) Executive Vice President	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price Trust Company

Gabriel Solomon (1977) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Joshua K. Spencer, CFA (1973) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

David A. Stanley (1963) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Taymour R. Tamaddon, CFA (1976) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Ju Yen Tan (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Dean Tenerelli (1964) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Eric L. Veiel, CFA (1972) Vice President	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.

Verena Wachnitz, CFA (1978) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Julie L. Waples (1970) Vice President	Vice President, T. Rowe Price

Christopher S. Whitehouse (1972) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

J. Howard Woodward, CFA (1974) Vice President	Vice President, T. Rowe Price Group, Inc., and T. Rowe Price International

Ernest C. Yeung (1979) Vice President	Vice President, Price Hong Kong and T. Rowe Price Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,159,000 and $1,828,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date December 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date December 16, 2014